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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2007

                          Allstate Life Global Funding
                                 as depositor of

                    Allstate Life Global Funding Trust 2007-7

             (Exact name of registrant as specified in its charter)


        Delaware                        001-32192             Not applicable
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
      incorporation)                                        Identification No.)


                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 9.01.  Financial Statements and Exhibits

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-129157-01 and 333-129157), as amended, of Allstate Life Global Funding ("Global Funding") and Allstate Life Insurance Company ("Allstate Life"), filed with the Securities and Exchange Commission on October 20, 2005 and amended on November 29, 2005, February 27, 2006 and March 13, 2006.

(c)      Exhibits

Exhibit 1 Series Instrument, dated as of June 20, 2007 relating to Allstate Life Global Funding Trust 2007-7.

Exhibit 5.1 Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8             Opinion of Sam De Frank, in-house tax counsel to Allstate
                      Life.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Allstate Life Global Funding,
                          as depositor of
                          Allstate Life Global Funding Trust 2007-7
                          (Registrant)

                          By:    AMACAR Pacific Corp.,
                                 not in its individual capacity,
                                 but solely as administrator*

                          By:    /s/ Evelyn Echevarria
                                 ---------------------------------
                          Name:  Evelyn Echevarria
                          Title: Vice President



Date: June 25, 2007


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                                  EXHIBIT INDEX


Exhibit
Number                                   Description

Exhibit 1 Series Instrument, dated as of June 20, 2007 relating to Allstate Life Global Funding Trust 2007-7.

Exhibit 5.1 Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8             Opinion of Sam De Frank, in-house tax counsel to Allstate
                      Life.








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* Allstate Life Global Funding and Allstate Life Global Funding Trust 2007-7 are
statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2007-7.